UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2024

Nasdaq, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38855	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street, New York, New York	10036
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
4.500% Senior Notes due 2032	NDAQ32	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 22, 2024, Nasdaq, Inc. (the “Company”) and Borse Dubai Limited (the “Selling Stockholder”) completed the previously announced public offering of 31,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”) held by the Selling Stockholder, pursuant to an underwriting agreement with Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, acting as representatives of the several underwriters named therein, dated March 19, 2024. The Company did not receive any proceeds from the sale of Shares in the offering.

The Shares were offered and sold in a public offering registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”), which was effective upon filing (Registration No. 333-255666) and were offered pursuant to a prospectus supplement, dated March 19, 2024, and a base prospectus, dated April 30, 2021, filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act.

The opinion of Wachtell, Lipton Rosen & Katz as to the validity of the Shares is being filed with this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated March 22, 2024.

23.1	Consent of Wachtell, Lipton, Rosen & Katz, dated March 22, 2024 (included in Exhibit 5.1).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2024	NASDAQ, INC.

	By:	/s/ John A. Zecca
Name: John A. Zecca
Title: Executive Vice President and Chief Legal Officer